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                            Eaton Corporation
                     1993 Annual Report on Form 10-K
                                Item 14(c)
                                Exhibit 24
                            Power of Attorney

    KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint, Stephen R. Hardis, Ronald L. Leach or William J. Nowak his or her true and lawful attorney, for him or her and in his or her name, place and stead to subscribe, as attorney-in-fact, his or her signature as Director or Officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to the Annual Report on Form 10-K for the year ended December 31, 1993 pursuant to the Securities Exchange Act of 1934, and to any and all amendments to that Annual Report on Form 10-K, giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

    This Power of Attorney shall not apply to any Annual Report on Form 10-K or amendment thereto filed after December 31, 1994.

    IN WITNESS WHEREOF, this Power of Attorney has been signed this ___ day of March 1994.

    /s/ William E. Butler
    ----------------------------
    William E. Butler
    Chairman and Chief Executive
    Officer; Principal
    Executive Officer; Director

    /s/ John S. Rodewig                /s/ Charles E. Hugel
    ----------------------------       --------------------
    John S. Rodewig                    Charles E. Hugel
    President; Chief Operating         Director
    Officer - Vehicle Components;
    Director

    /s/ Alexander M. Cutler            /s/ John R. Miller
    ----------------------------       ---------------------
    Alexander M. Cutler                John R. Miller
    Executive Vice President;          Director
    Chief Operating Officer -
    Controls; Director

    /s/ Billie K. Rawot                /s/ Furman C. Moseley
    ----------------------------       ----------------------
    Billie K. Rawot                    Furman C. Moseley
    Vice President and Controller      Director

    /s/ Neil A. Armstrong              /s/ Hooper G. Pattillo
    ----------------------------       ------------------------
    Neil A. Armstrong                  Hooper G. Pattilo
    Director                           Director

    /s/ Phyllis B. Davis               /s/ A. William Reynolds
    ----------------------------       ------------------------
    Phyllis B. Davis                   A. William Reynolds
    Director                           Director

    /s/ Arthur Dole II                 /s/ Gary L. Tooker
    ----------------------------       ------------------------
    Arthur Dole III                    Gary L. Tooker
    Director                           Director